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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

       Date of Report (Date of earliest event reported): February 28, 2000

                             GENESIS WORLDWIDE INC.

             (Exact name of Registrant as specified in its charter)

             OHIO                           1-1997                34-4307810
             ----                           ------                ----------
(State or other jurisdiction of          (Commission             (IRS Employer
incorporation or organization)           File Number)        Identification No.)


   2600 KETTERING TOWER, DAYTON, OH                                      45423
   --------------------------------                                      -----
(Address of principal executive offices)                              (Zip code)


                                  937-910-9300
                                  ------------
               (Registrant's telephone number including area code)


                                 NOT APPLICABLE
                                 --------------
         (Former name and former address, if changed since last report)



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ITEM 2.  DISPOSITION OF ASSETS

On February 11, 2000, Genesis Worldwide Inc. ( the "Company") sold substantially all the assets of the Machine Tool Division for $7.7 million in cash. The group acquiring the business is led by management of the business together with a Syracuse, New York based venture capital firm, Cygnus Management Group, LLC.

There is no material relationship between Cygnus Management Group, LLC and the Company or any affiliate, director, or officer of the Company or any associate of any director or officer of the Company.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         ( a ) Not applicable

         ( b ) Pro forma financial information

               ( 1 ) Pro forma condensed consolidated balance sheet of the
                     Company and subsidiaries as of September 30, 1999.

               ( 2 ) Pro forma condensed statements of consolidated operations of the Company and Subsidiaries for the nine months ended September 30, 1999 and the fiscal year ended December 31, 1998.

         ( c ) Exhibits

               ( 2.1 ) Asset-Purchase Agreement


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
                     GENESIS WORLDWIDE INC. AND SUBSIDIARIES

                         PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)



The following unaudited Pro Forma Financial Statements have been prepared from the historical statements of Genesis Worldwide Inc. and Subsidiaries (the "Company"). As more fully set forth in Item 2 of this Report on Form 8-K, the Company sold its Machine Tool Division on February 11, 2000.

The pro forma adjustments give effect to the disposition of the Company's Machine Tool Division in the pro forma condensed consolidated balance sheet as if the disposition had occurred on September 30, 1999 and in the pro forma condensed statements of consolidated operations as if the disposition of the Machine Tool Division had occurred at the beginning of the periods presented.

The pro forma information does not purport to be indicative of the results of operations or the financial position which would have actually been obtained if the disposition transactions had been consummated on the dates indicated. In addition, the pro forma financial information does not purport to be indicative of results of operations or financial positions which may be obtained in the future.

The pro forma financial information has been prepared by the Company and all calculations have been made by the Company based upon assumptions deemed appropriate by the Company. Certain of these assumptions are set forth in the notes to pro forma statements.

The pro forma financial statements should be read in conjunction with the Company's historical consolidated financial statements and the notes thereto contained in its Annual Report on Form 10-K for the year ended December 31, 1998 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.




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

                                                  GENESIS WORLDWIDE INC. AND SUBSIDIARIES
                                                    PRO FORMA CONDENSED BALANCE SHEETS
                                                         AS OF SEPTEMBER 30, 1999
                                                              (In thousands)

                                                                         Sale of Machine           Pro Forma         As
                                                     As Reported         Tool Division             Adjustments      Adjusted
                                                     -----------         -------------             -----------      --------

CURRENT ASSETS:
    Cash                                             $    1,446          $        25              $                 $   1,421
    Accounts receivable                                  25,412                3,286                                   22,126
    Costs and estimated earnings in excess of
        billings on uncompleted contracts                 9,770                                                         9,770
    Inventories                                          23,093                9,862                                   13,231
    Prepaid and other expense                             1,911                   37                                    1,874
    Deferred income taxes                                 4,934                                                     $   4,934
                                                     ----------          -----------                                ---------
     Current assets                                      66,566               13,210                                   53,356

Property, Plant & Equipment - Net                        32,341                4,570                                   27,771
Investment in Joint Ventures                              1,543                                                         1,543
Prepaid Pension Costs                                    20,236                                                        20,236
Deferred Income Taxes                                     1,229                                                         1,229
Goodwill                                                 64,700                                                        64,700
Other Assets                                              7,042                  925                                    6,117
                                                     ----------          -----------                                ---------
                                                       $193,657            $  18,705                                 $174,952
                                                     ==========          ===========                                =========

Short-term borrowings
    Current portion of long-term debt                     4,450                                                         4,450
    Accounts payable                                     16,118                1,853                                   14,265
    Accrued liabilities                                  19,552                2,075                                   17,477
    Billings in excess of costs and estimated
         earnings on uncompleted contracts                7,917                                                        7,917
    Long-term debt in technical default                  79,500                                  (79,500) (2)              0
                                                     ----------          -----------            --------           ---------
         Current liabilities                            127,537                3,928             (79,500)             44,109

Postretirement Benefits                                   3,547                                                        3,547
Long-Term Debt                                           15,562                                   (7,738) (1)
                                                                                                  79,500  (2)         87,324
Other Long-Term Liabilities                                 685                  524                                     161

SHAREHOLDERS' EQUITY:
    Preferred stock                                          14                                                           14
    Common stock                                          9,495                                                        9,495
    Unearned compensation, restricted stock                 (35)                                                         (35)
    Retained earnings                                    36,926               14,253               7,738  (1)         30,411
    Accumulated other comprehensive income                  (74)                                                         (74)
                                                     ----------          -----------            -----------         ---------
                                                         46,326               14,253               7,738              39,811
                                                     ----------          -----------            -----------         ---------
                                                       $193,657            $  18,705                                $174,952
                                                     ==========          ===========            ===========         =========

(1)      Proceeds from sale of the Machine Tool Division used to pay down debt.
(2) Waiver of default received after September 30, 1999 Form 10-Q was filed so debt is reclassified as long-term for this pro forma.




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

                                      GENESIS WORLDWIDE INC. AND SUBSIDIARIES
                             PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                                   FORTHE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                      (In thousands except per share amounts)


                                                                                Sale of Machine       Pro Forma            As
                                                     As Reported                Tool Division         Adjustments       Adjusted
                                                     -----------                -------------         -----------       --------


    Net sales                                        $88,480                    $ 12,267                                $76,213
    Cost of sales                                     69,085                      10,514                                 58,571
    Selling general and administrative
        Expenses                                      16,349                       2,973                                 13,376
    Amortization of goodwill                             891                                                                891
                                                     -------                    --------              --------          -------

    Operating income (loss)                            2,155                      (1,220)                    0            3,375

    Interest expense                                  (2,965)                                              493 (1)        2,472
    Other income (expense)                             1,754                       1,719                                     35
                                                     -------                    --------              --------          -------

    Income (loss) before income taxes                    944                         499                   493              938

    Income tax provision (benefit)                       661                         180                   177 (2)          658
                                                     -------                    --------              --------          -------

    Net income (loss)                                $   283                    $    319                   316          $   280
                                                     =======                    ========              ========          =======

    Net income (loss) per common share
      -  basic and diluted                           $   .07                    $    .08                   .08          $   .07
                                                     =======                    ========              ========          =======

     Average common share
         Basic                                         3,948                       3,948                 3,948            3,948
         Diluted                                       3,963                       3,963                 3,963            3,963

(1) Proceeds from sale of the Machine Tool Division of $7,738 assumed to be used to pay down debt at 1/1/99 with an assumed average interest rate of 8.5%.

(2)      Effective tax rate of 36%.



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


                                      GENESIS WORLDWIDE INC. AND SUBSIDIARIES
                             PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                                       FOR THE YEAR ENDED DECEMBER 31, 1998
                                     (In thousands except per share amounts)


                                                                        Sale of Machine     Pro Forma           As
                                                     As Reported        Tool Division      Adjustments       Adjusted
                                                     -----------        -------------      -----------       --------

    Net sales                                        $79,066                $30,433                           $48,633
    Cost of sales                                     63,113                 26,132                            36,981
    Selling general cash administrative               12,625                  3,775                             8,850
        expenses                                     -------                -------                           -------

    Operating income                                   3,328                    526                             2,802

    Interest expense                                    (368)                                     368 (1)
    Other income (expense)                               223                     23               126 (1)         326
        expenses                                     -------                -------         ---------         -------


    Income (loss) before income taxes                  3,183                    549               494           3,128

    Income tax provision (benefit)                     1,100                    192               173 (2)       1,081
                                                     -------                -------         ---------         -------


    Net income (loss)                                $ 2,083               $    357         $     321         $ 2,047
                                                     =======               ========         =========         =======

    Net income (loss) per common share
     -     basic and diluted                         $   .55               $    .09         $     .09         $   .54
                                                     =======               ========         =========         =======

     Average common share
         Basic                                         3,768                  3,768             3,768           3,768
         Diluted                                       3,768                  3,768             3,768           3,768

(1) Proceeds from sale of Machine Tool Division of $7,738 was used in the Pro Forma Financial Statements to eliminate interest expense (average interest rate of 6.75%) and then to increase interest income with an assumed interest rate of 5.5%.

(2) Effective tax rate for 1998 is the rate in effect for 1998 which was 35%.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                GENESIS WORLDWIDE INC.

Date: February 28, 2000
      ------------------

                                By: /s/ Karl A. Frydryk
                                   -------------------------------
                                    Karl A. Frydryk
                                    Vice President and Chief Financial Officer










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